                                                                   EXHIBIT 10.41

Motorola, Inc.
SATCOM
2501 S. Price Road
Chandler, AZ 85248-2899

                                  TASK ORDER

Contract No.:C416TS

Task Order No.: 01 Effective Date of Task Order 1-16-96

To:  Computer Science Innovations, Inc.

          This Task Order is Issued pursuant to the above referenced contract and is governed by the terms thereof,

TASK TITLE AND/OR CLIN: Operations and Maintenance Center-Gateway (OMC-G) product verification.

TASK DESCRIPTION: CSI shall establish and manage an OMC-G verification laboratory and create and execute an OMC-G verification process. All work performed under this Task Order shall be in accordance with the requirements specified in Exhibit C-1, Statement of Work #SOW-GO02l.GWS. Individual tasks include the following:

     a)   Install an OMC-G verification lab
          1) Current ETC Lab facility in Gilbert, AZ to be expanded to accommodate OMC-G activity. Expansion to be completed as depicted in CSI proposal for "Verification of the Gateway Operations and Maintenance Center dated January 26, 1996.

     b)   Support the lab with qualified personnel
     c) Manage and build the software releases from code delivered by the developers
     d) Create an acceptance test plan to verity each release to be delivered to Gateway I & T team.
     e) Create a verification plan that will verify the OMC-G functions for each of the delivered releases
     f) Write test cases including methods, procedures, and scripts compatible with the lab, acceptance plans. and verification plans
     g)   Execute test cases and correlate results into pass/fail reports
     h)   Provide first level defect reporting in support of defect resolution
     i)   Provide verification metrics to document the process

TASK DELIVERABLES: Task Deliverables shall be as detailed in Paragraph 7.0 of SOW-GOD2l.GWS

TASK STAFFING PLAN (INCLUDING KEY PERSONNEL AND THE ESTIMATED HOURS BY LABOR CATEGORY):

FIRM FIXED PRICE

          For complete and timely delivery of the Goods, Documentation and Services specified in Exhibit D-1 (Performance and Payment Schedule) and Exhibit F-1 (Performance and Payment Schedule-Fixed Price), Motorola shall pay Seller the designated firm fixed prices for each milestone itemized in both exhibits.

LEVEL OF EFFORT

          In addition to Milestone payments per Exhibits D-1 and F-1, Motorola shall pay Seller all accrued-to-date labor costs. Seller will invoice these labor costs to Motorola on a monthly basis at the rates identified in the "LOE" column of the rate table below:

                                            "CSI"                 "LOE"
           Title                         Hourly Rate           Hourly Rate     Range of Total Hours
-----------------------------------  -------------------  -------------------  ---------------------
Program Manager/Principle Engineer   $103                 $85                  2,500-4,500
Senior Engineer                      $ 70                 $58                  1,000-4,500
Engineer                             $ 55                 $46                  2,200-4,200
Administrator                        $ 24                 $20                    100-1,000

The range of total hours is a guideline to use in the performance of the Task Order, and for each labor category is the minimum and maximum acceptable number of hours to be billed during the LOE portion of the contract, starting on January 1, 1996. These ranges are based on a review of the total hours estimated in each job classification to perform the tasks detailed in the Statement of Work, Exhibit C. The minimum required number of total hours invoiced by Seller to amortize the entire contract value of Exhibit B-1, Line 29, 1996 Monthly
                                                      ---------------------
Labor Cost, shall be 8,512.
----------

TRAVEL

          Motorola shall pay all travel-related expenses at actual cost plus General and Administrative (G&A) rate of 16.5%.

OVERRUNS

          Should the Seller overrun the total contract value of Exhibit B-1 Line 14, 1996 Monthly Labor Cost, Motorola may, at it's sole discretion, add hours
    -----------------------
and appropriate contract value to complete any remaining milestones. In the event that Motorola elects to terminate this contract when the total contract value of Exhibit B-1, Line 14, 1996 Monthly Labor Cost, has been exhausted, and
                               -----------------------
before the completion of all milestones, Motorola shall pay Seller the balance remaining of the full Contract value.

          To the extent that a Contract overrun occurs through no fault of the Seller, the Hourly Rate in the "CSI" Column of the above rate table shall apply to any hours Motorola adds to the Contract by exercising it's right to do so.

          For all additional hours Motorola elects to add to the Contract due to Sellers responsibility. the Hourly Rate will be negotiated, but in no case will the negotiated rates be less than the rates in the "LOE" Column of the above rate table. Both "LOE" and "CSI" Column rates for add-on hours are negotiable up or down for cost-of-living factors.

          Seller shall provide a breakdown of the labor hours expended, an a per-milestone basis, as the milestones are completed. This breakdown shall include an analysis of any labor hour deviations from plan per Exhibit D. Motorola and Seller shall reach agreement as to the cause of each deviation. This agreement shall help form the basis of negotiation in the event that a total contract hours overrun occurs.

TRAVEL REQUIRED: During the development process subcontractor personnel may be directed to visit the development sites in Italy.

TASK PERFORMANCE SCHEDULE (including the Motorola required completion date): The Task Performance Schedule shall be as defined in Exhibit D-1.

REQUIRED MATERIALS (Materials, Equipment, Subcontracts, Etc.): The materials required for this Task Order are detailed in Exhibit C-1, the Statement of Work

DOCUMENTS ATTACHED TO THIS TASK ORDER:

     .    Exhibit B-1, Task Order #01 Contract Line Items
     .    Exhibit C-1, Statement of Work # SOW-GO021.GWS
     .    Exhibit D-1, Task Order #01 Performance and Payment Schedule
     .    Exhibit F-1, Task Order #01 Fixed Price Payment Schedule
     . CSI proposal for "Verification of the Gateway Operations and Maintenance Center," dated January 26, 1996

Estimated Total Labor Cost:        ($646,962)
Estimated Travel Cost:              ($46,000)
Lab Setup Cost Cost:               ($100,909)
Lab Operating Cost:                 ($17,100)
G&A                                 ($12,310)

ESTIMATED TOTAL COST OF TASK ORDER: ($823,282)*

*THIS AMOUNT MAY NOT BE EXCEEDED WITHOUT MOTOROLA'S PRIOR WRITTEN APPROVAL.

MOTOROLA, INC.                                         [SELLER]

/s/       Tim Odders                   /s/       Gerald Longanbach
----------------------------------     -----------------------------------------
             (By)                                       (By)

             SBM                                   Vice President
----------------------------------     -----------------------------------------
           (Title)                                    (Title)

           2-28-96                                    3-13-96
----------------------------------     -----------------------------------------
            (Date)                                    (Date)

                        CHANGE ORDER/CONTACT AMENDMENT
                        ------------------------------
        (only the boxes checked below are applicable to this document)

Motorola, Inc.
Satellite Communications Division       Computer Science Innovations, Inc.
[Contracting Rep] Tim Odders            Gerald Longanbach
                  ------------------    -------------------------------------
(Address)         2501 S. Price Road    1235 Evans Road
                  ------------------    -------------------------------------
                  Chandler, AZ 85248    Melbourne, FL  32904-2314
                  ------------------    -------------------------------------
Telephone         (602) 732-4772        Telephone      (407) 676-2923
                  ------------------             ----------------------------
Fax               (602) 732-4346        Fax            (407) 676-2355
                  ------------------       ----------------------------------
CO/CA No.:  02        Dated: 2-26-96    To Contract No.:  C416TS
            --               -------                      -------------------

[_]  A.   CHANGE ORDER
          ------------
1. Pursuant to the Article entitled "Changes" in the above described contract, Motorola hereby directs Seller to immediately adopt and implement the changes set forth on Attachment A hereto.
             ------------
2. This change order is a part of and is governed by the provisions of the contract. This Change Order is valid only if signed by Motorola's Contracting Representative named in the contract identified above. Any claim for an equitable adjustment as a result of adopting and implementing this Change Order must be submitted in accordance with the items of the contract.

3. Except as expressly modified by this Change Order, all other terms and conditions of the contract, as amended to date, remain in full force and effect.

4. This Change Order becomes binding when a copy signed by Motorola's Contracting Representative is received by Seller.

[X]  B.   CONTRACT AMENDMENT
          ------------------

1. The parties to the above described contract hereby amend the contract as set forth on Attachment A hereto.
             ------------

2.   The amendments on Attachment A are binding when this Contract Amendment has
                       ------------
been executed by the Contracting Representatives of both parties. Such amendments constitute a full and final settlement, accord and satisfaction of any and all claims for an equitable adjustment under the contract for such changes, and Seller waives any further claims to such adjustments for such changes.

3.   Except as expressly amended by the provisions on Attachment A, all other
                                                      ------------
terms and conditions of the contract, as amended to date, remain in full force and effect.

[_]  C.   ACKNOWLEDGMENTS OF TECHNICAL REQUIREMENTS (include only applicable sign-offs)

1. By initialing below, each person is indicating that the changes made by this Change Order/Contract Amendment are completely understood by such person.

           Motorola                                   Seller
Satellite Communications Division            (typed name and initials)

a. Joe Kish                              a. ___________________________________
   ---------------------------------

b. Carlton Clarke                        b. ___________________________________
   ---------------------------------

c. _________________________________     c. ___________________________________

[X]  D.   SIGNATURES

          This document must be executed below in order to be effective. Change Orders require only Motorola's execution. Contract Amendments require execution by both parties.

Motorola, Inc.                         Computer Science Innovations, Inc.
Satellite Communications Division
By /s/ Tim Odders                      By /s/ Gerald Longanbach
   --------------------------------       ------------------------------------
             Tim Odders, SBM                  Gerald Longanbach, Vice President

[_]  E.   ACKNOWLEDGMENT OF RECEIPT BY SELLER (for Change Orders only).

Received this ____ day of ________, 199__.

__________________________________________

                        CHANGE ORDER/CONTRACT AMENDMENT
                                 ATTACHMENT A
                                 ------------


--------------------------------------------------------------------------------
CO/CA No. 01                                   Contracts No.  C416TS
--------------------------------------------------------------------------------
Seller:   Computer Science Innovations, Inc.
--------------------------------------------------------------------------------

Contract Amendment 02 changes as follows:

I)   ARTICLE I-DESCRIPTION OF WORK
     ARTICLE I SHALL READ AS FOLLOWS:

          (a) Seller shall provide, on a firm fixed price basis, the necessary labor, materials, personnel, facilities and services required to design, develop, manufacture, assemble, test, and deliver an ETC Facility Lab and Plans and Procedures as required for the Basic Task Description defined in Paragraph 4 of the SOW (Exhibit C) attached herein. Seller shall also provide, on a Firm-Fixed Level of Effort (with Milestones) basis the necessary labor, materials, personnel, facilities, and services required to design, develop, assemble, test scripts and perform integration and test necessary for ETC product validation (Goods, Documentation and Services) as identified under "Contract Line Items detailed in Exhibit B." This effort shall be performed in accordance with the requirements specified in Exhibit C, Statement of Work.

          (b) Seller shall also provide the necessary labor, materials, personnel, facilities, and services to perform work as defined in Task Orders (Exhibit G) assigned and agreed to by both Parties under this Contract. Each Task Order shall have a specific and separate Statement of Work attached.

II)  ARTICLE 2-Performance Schedule
     Add line to Article so as to read:

"Seller shall perform all work hereunder and deliver the Goods, Documentation and Services described in Clause 3 as required by the Statement of Work, Exhibit C, pursuant to the performance schedule in Exhibit D. Seller shall also perform all work defined in future Task Orders as required by schedules detailed with each respective Task Order.

VI)  ARTICLE 7-Exhibits:
     CHANGE TO:
     "THE FOLLOWING EXHIBITS ATTACHED HERETO ARE HEREBY INCORPORATED BY REFERENCE INTO THIS CONTRACT:

          Exhibit A -    Motorola's General Terms and Conditions of Purchase for
                         the Iridium Communications System (Apr 94).
          Exhibit B -    Contract Line Items
          Exhibit C -    Statement of Work, dated October 31, 1995
          Exhibit D -    Performance and Payment Schedule
          Exhibit E -    Technical Specifications
          Exhibit F -    Performance and Payment Schedule-Fixed Price"
          Exhibit G -    Task Order(s)

V)   ARTICLE 8-ORDER OF PRECEDENCE
     Change to:

          "In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

          1.   These Contract Clauses
          2.   Exhibit A, General Terms and Conditions
          3.   Exhibit G, Task Order(s)
          4.   Exhibit B, Contract Line Items
          S.   Exhibit C, Statement of Work
          6.   Exhibit D, Performance and Payment Schedule
          7.   Exhibit E, Technical Specifications
          8.   Exhibit F, Performance and Payment Schedule-Fixed Price"

                        CHANGE ORDER/CONTACT AMENDMENT
                        ------------------------------
        (only the boxes checked below are applicable to this document)

Motorola, Inc.
Satellite Communications Division            Computer Science Innovations, Inc.
[Contracting Rep] Tim Odders                 Rod McCormick
                  ---------------------      -----------------------------------
(Address)         2501 S. Price Road         1235 Evans Road
                  ---------------------      -----------------------------------
                  Chandler, AZ 85248         Melbourne, FL 32904-2314
                  ---------------------      -----------------------------------
Telephone         (602) 732-4772             Telephone        (407) 676-2923
                  ---------------------               --------------------------
Fax               (602) 732-3583             Fax              (407) 676-2355
                  ---------------------         --------------------------------
CO/CA No.:  03    Dated: 1-12-96             To Contract No.: C416TS
            --           --------------                       ------------------

[_]  A.   CHANGE ORDER
          ------------

1. Pursuant to the Article entitled "Changes" in the above described contract, Motorola hereby directs Seller to immediately adopt and implement the changes set forth on Attachment A hereto.
             ------------

2. This change order is a part of and is governed by the provisions of the contract. This Change Order is valid only if signed by Motorola's Contracting Representative named in the contract identified above. Any claim for an equitable adjustment as a result of adopting and implementing this Change Order must be submitted in accordance with the items of the contract.

3. Except as expressly modified by this Change Order, all other terms and conditions of the contract, as amended to date, remain in full force and effect.

4. This Change Order becomes binding when a copy signed by Motorola's Contracting Representative is received by Seller.

[X]  B.   CONTRACT AMENDMENT
          ------------------

1. The parties to the above described contract hereby amend the contract as set forth on Attachment A hereto.
             ------------

2.   The amendments on Attachment A are binding when this Contract Amendment has
                       ------------
been executed by the Contracting Representatives of both parties. Such amendments constitute a full and final settlement, accord and satisfaction of any and all claims for an equitable adjustment under the contract for such changes, and Seller waives any further claims to such adjustments for such changes.

3.   Except as expressly amended by the provisions on Attachment A, all other
                                                      ------------
terms and conditions of the contract, as amended to date, remain in full force and effect.

[_]  C.   ACKNOWLEDGMENTS OF TECHNICAL REQUIREMENTS (include only applicable sign-offs)

1. By initialing below, each person is indicating that the changes made by this Change Order/Contract Amendment are completely understood by such person.

                Motorola                                    CSI
     Satellite Communications Division

a. ______________________________________    a. ________________________________

b. ______________________________________    b. ________________________________

c. ______________________________________    c. ________________________________

[X]  D.   SIGNATURES

          This document must be executed below in order to be effective. Change Orders require only Motorola's execution. Contract Amendments require execution by both parties.

Motorola, Inc.                               Computer Science Innovations, Inc.
Satellite Communications Division
By /s/ Tim Odders                            By /s/ Rod McCormick
   ---------------------------------------      --------------------------------
   Tim Odders, Strategic Business Manager       Rod McCormick, Program Manager

[_]  E.   ACKNOWLEDGMENT OF RECEIPT BY SELLER (for Change Orders only).

Received this ____ day of ________, 199__.

__________________________________________

                        CHANGE ORDER/CONTRACT AMENDMENT

                                 ATTACHMENT A
                                 ------------

--------------------------------------------------------------------------------
CO/CA No. 03                                 Contract No.  C416TS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Seller:  Computer Science Innovations, Inc.
--------------------------------------------------------------------------------

Contract Amendment 03 changes as follows:

I)   Exhibit B-Contract Line Items:

          Exhibit B, Rev. 2 shall take precedence over previous Exhibit B documents in all references within the Contract.

II)  Exhibit F-Performance and Payment Schedule

          Exhibit F, Rev. 1 shall take precedence over previous Exhibit F in all references within the Contract.

These changes are being made to add an additional $75,000 in funding to compensate for additional costs incurred during the development of the ETC Lab in Gilbert, AZ. These costs were a result of Motorola direction.

                        CHANGE ORDER/CONTACT AMENDMENT
                        ------------------------------
                (only the boxes checked below are applicable to
                                 this document)

Motorola, Inc.
Satellite  Communications Division            Computer Science Innovations, Inc.
[Contracting Rep]  Tim  Odders                Rod McCormick
                   -------------------        ----------------------------------
(Address)          2501 S.Price Road          1235 Evans Road
                   -------------------        ----------------------------------
                   Chandler, AZ 85248         Melbourne, FL 32904-2314
                   -------------------        ----------------------------------
Telephone          (602) 732-4772             Telephone  (407) 676-2923
                   -------------------                 -------------------------
Fax                (602) 732-3583             Fax        (407) 676-2355
                   -------------------            ------------------------------
CO/CA No.:  04     Dated: 8-12-96             To Contract No.:  C416TS
            ---           ------------                          ----------------


[_]   A.    CHANGE ORDER
            ------------

1. Pursuant to the Article entitled "Changes" in the above described contract, Motorola hereby directs Seller to immediately adopt and implement the changes set forth on Attachment A hereto.
                     -------------------

2. This change order is a part of and is governed by the provisions of the contract. This Change Order is valid only if signed by Motorola's Contracting Representative named in the contract identified above. Any claim for an equitable adjustment as a result of adopting and implementing this Change Order must be submitted in accordance with the terms of the contract.

3. Except as expressly modified by this Change Order, all other terms and conditions of the contract, as amended to date, remain in full force and effect.

4. This Change Order becomes binding when a copy signed by Motorola's Contracting Representative is received by Seller.

[X]   B.    CONTRACT AMENDMENT
            ------------------

1. The parties to the above described contract hereby amend the contract as set forth on Attachment A hereto.
             -------------------

2.    The amendments on Attachment A are binding when this Contract Amendment
                        ------------
has been executed by the Contracting Representatives of both parties. Such amendments constitute a full and final settlement, accord and satisfaction of any and all claims for an equitable adjustment under the contract for such changes, and Seller waives any further claims to such adjustments for such changes.

3.    Except as expressly amended by the provisions on Attachment A, all other
                                                       ------------
terms and conditions of the contract, as amended to date, remain in full force and effect.

[_]   C.    ACKNOWLEDGMENTS OF TECHNICAL REQUIREMENTS
            -----------------------------------------
               (include onlyvapplicable sign-offs)


1. By initialing below, each person is indicating that the changes made by this Change Order/Contract Amendment are completely understood by such person.

           Motorola                                           CSI
Satellite Communications Division

a.  Jerry Longanbach                         a.  _______________________________
    --------------------------------

b.  ________________________________         b.  _______________________________

c.  ________________________________         c.  _______________________________


[X]   D.   SIGNATURES
           ----------

           This document must be executed below in order to be effective. Change Orders require only Motorola's execution. Contract Amendments require execution by both parties.

Motorola, Inc.                               Computer Science Innovations, Inc.
Satellite Communications Division
By /s/ Tim Odders                            By /s/ Rod McCormick
   ------------------------------------      -----------------------------------
Tim Odders, Strategic Business  Manager      Rod McCormick, Program Manager



[_]   E.   ACKNOWLEDGMENT OF RECEIPT BY SELLER (for Change Orders only).
           -------------------------------------------------------------

Received this ____ day of ________, 199__.

_____________________________________

                        CHANGE ORDER/CONTRACT AMENDMENT
                                 ATTACHMENT A
                                 ------------

--------------------------------------------------------------------------------
CO/CA No. 04                                      Contract No.  C416TS
--------------------------------------------------------------------------------
Seller:  Computer Science Innovations, Inc.
--------------------------------------------------------------------------------

Contract Amendment 04 changes as follows:

I)   EXHIBIT B-Contract Line Items:

     Exhibit B, Rev. 3 shall take precedence over previous Exhibit B documents in all references within the Contract.

II)  Exhibit B-1, OMC-G Contract Line Items:

     Exhibit B-1, Rev.1 shall take precedence over previous Exhibit B-1 documents in all references within the Contract.

III) Exhibit D-Performance and Payment Schedule:

     Exhibit D, Rev. 2 shall take precedence over previous Exhibit D documents in all references within the Contract.

IV)  Exhibit D-1, OMC-G Performance and Payment Schedule:

     Exhibit D-1, Rev. 1, shall take precedence over previous Exhibit D-1 documents in all references within the Contract.

V)   Exhibit F-Performance and Payment Schedule, Fixed Price

     Exhibit F, Rev. 2, shall take precedence over previous Exhibit F documents in all references within the Contract.

These changes are being made to add an additional $300,000 in funding to this Contract. This funding is being allocated over the appropriate milestones as they have been redefined in the Exhibits.

                                   CONTRACT

                                    C585TP



                                    BETWEEN



                                MOTOROLA, INC.
                     GOVERNMENT AND SPACE TECHNOLOGY GROUP
                       SATELLITE COMMUNICATIONS DIVISION



                                      AND



                      COMPUTER SCIENCE INNOVATIONS, INC.



                               IN SUPPORT OF THE



                          Development and Management
                                    of the

                    GILBERT, AZ.  PRODUCT VERIFICATION LAB

IRIDIUM is a registered trademark and service mark of Iridium, Inc.  6/94

                                   PREAMBLE

     This Contract is entered into between Motorola, Inc., a corporation organized under the laws of the State of Delaware acting through the Satellite Communications Group of its Space and Systems Technology Group (hereinafter called "Motorola"), with offices located at 2501 South Price Road, Chandler, Arizona, 85248-2899, and Computer Science Innovations, Inc. (hereinafter called "Seller"), a corporation organized under the laws of State of Florida with offices located at 1235 Evans Road, Melbourne, FL 32904-2314.

                                   RECITALS

     WHEREAS, Motorola is developing a global personal communications system known as the IRIDIUM Communications System that will use a constellation of satellites in low-earth orbit, and a number of "gateway" surface facilities in various countries around the world that will link the satellites with the public-switched telephone network; and,

     WHEREAS, Iridium, Inc., a privately-owned Delaware corporation is intended to become the owner/operator of the Space System portion of the IRIDIUM Communications System; and,

     WHEREAS, Motorola and Iridium, Inc. executed an IRIDIUM Space System Contract which is intended to function as the mechanism whereby Motorola will sell to Iridium, Inc. the Space System portion of the IRIDIUM Communications System; and,

     WHEREAS, Iridium, Inc. and Motorola have executed an IRIDIUM Communications System Operations and Maintenance Contract, whereby Motorola will operate and maintain the IRIDIUM Space System for a period of five (5) years following completion of the Space System Contract; and,

     WHEREAS, Motorola intends to supply various Gateway configurations under separate contracts with operators of IRIDIUM Gateways; and,

     WHEREAS, this Contract is intended to function as the vehicle by which Seller shall provide the services as identified in the Statement of Work, for the Development and Management of the Gilbert Product Verification for the Gateway of the IRIDIUM Communications System as a subcontractor to Motorola under the aforementioned Contracts; and,

     Now, therefore, in consideration of the foregoing, Motorola and Seller (the "Parties") agree as follows:

1.   DESCRIPTION OF WORK
     -------------------

     Seller shall provide, on a firm fixed price basis, the necessary labor, materials, personnel, facilities and services required to design, develop, manufacture, assemble, test and deliver the Gilbert Product Verification Facility. This effort shall be performed in accordance with the requirements specified in Exhibit B, Statement of Work.

2.   PERFORMANCE SCHEDULE
     --------------------

     Seller shall perform all work hereunder and deliver the Goods, Documentation and Services of as described in the Statement of Work and Exhibit B.

3.   PRICE AND PAYMENT
     -----------------

     For complete and timely delivery of the Goods, Documentation and Services specified in Contract Line Items 001-025, Motorola shall pay Seller the designated firm fixed prices.

Contract Line
Item No.                   Description                                        Unit Price
-------                    -----------                                        ----------
                                                                              (ESTIMATED)
001                        Monthly Labor Costs for January, 1997              $  135,107.00
002                        Monthly Labor Costs for February, 1997             $  200,065.00
003                        Monthly Labor Costs for March, 1997                $  194,516.00
004                        Monthly Labor Costs for April, 1997                $  189,308.00
005                        Monthly Labor Costs for May, 1997                  $  189,308.00
006                        Monthly Labor Costs for June, 1997                 $  189,308.00
007                        Monthly Labor Costs for July, 1997                 $  189,308.00
008                        Monthly Labor Costs for August, 1997               $  114,732.00
009                        Monthly Labor Costs for September, 1997            $  114,732.00
010                        Monthly Labor Costs for October, 1997              $   95,982.00
011                        Monthly Labor Costs for November, 1997             $   95,982.00
012                        Monthly Labor Costs for December, 1997             $   20,982.00
                                                                              -------------
                           Sub-Total (Labor Not-To-Exceed)                    $1,729,330.00

013                        Travel Costs (Not-To-Exceed)                       $   27,960.00

Contract Line
Item No.                   Description                                      Unit Price
-------                    -----------                                      ----------
                                                                            (ESTIMATED)
014                        Monthly Lab Costs for January, 1997              $   17,680.00
015                        Monthly Lab Costs for February, 1997             $   17,680.00
016                        Monthly Lab Costs for March, 1997                $   17,680.00
017                        Monthly Lab Costs for April, 1997                $   17,680.00
018                        Monthly Lab Costs for May, 1997                  $   17,680.00
019                        Monthly Lab Costs for June, 1997                 $   17,680.00
020                        Monthly Lab Costs for July, 1997                 $   17,680.00
021                        Monthly Lab Costs for August, 1997               $   17,680.00
022                        Monthly Lab Costs for September, 1997            $   17,680.00
023                        Monthly Lab Costs for October, 1997              $   17,680.00
024                        Monthly Lab Costs for November, 1997             $   17,680.00
025                        Monthly Lab Costs for December, 1997             $   17,680.00
                                                                            -------------
                           Sub-Total                                        $  212,160.00

                                                   TOTAL FIRM FIXED PRICE   $1,969,450.00


4.   INVOICES
     --------

        Invoices for payment shall be sent to Motorola at the following address:

          MOTOROLA
          Government and Systems Technology Group
          Accounts Payable
          P.O. Box 9B
          Scottsdale, AZ 85252

     A copy of each invoice shall be sent concurrently to Motorola's Contracting Representative.

5.   CONTRACTING REPRESENTATIVES
     ---------------------------

     The only representatives of Motorola and Seller authorized to make changes to this Contract and to sign contractual documents (the "Contracting Representatives") are the following:

MOTOROLA                                     Computer Science Innovations, Inc.
Satellite Communications Division            1235 Evans Road
2501 South Price Road                        Melbourne, FL 32904
Chandler, AZ 85248-2899
Attn:  Alex Williams                         Attn:  Rod McCormick
       Strategic Business Mgr.                      Vice-President
                                                            or
                                                  Susanne L. Cavadeas
                                                  Controller
Phone:  (602) 732-6817                       Phone:  (800) 289-2923
Fax:    (602) 732-4346                       Fax:    (407) 676-2355

     Either party may change its aforementioned Contracting Representatives at any time by providing written notice to the other party.

6.   GENERAL TERMS AND CONDITIONS
     ----------------------------

     MOTOROLA'S GENERAL TERMS AND CONDITIONS OF PURCHASE FOR THE IRIDIUM COMMUNICATIONS SYSTEM (June 94) attached hereto as Exhibit A shall govern this Contract, except to the extent expressly modified herein. Provisions of this Contract shall be referred to as "Clauses" and provisions of Exhibit A shall be referred to as "Articles."

7.   EXHIBITS
     --------

     The following Exhibits attached hereto are hereby incorporated by reference into this Contract:

     Exhibit A -    Motorola's General Terms and Conditions of Purchase for the
                    Iridium Communications System (June 94).

     Exhibit B -    Statement of Work, for the Development and Management of the
                    Gilbert Product Verification Facility

8.   ORDER OF PRECEDENCE
     -------------------

     In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

     1.   These Contract Clauses
     2.   Exhibit A, General Terms and Conditions
     3.   Exhibit B, Statement of Work

9.   KEY PERSONNEL
     -------------

     Seller shall not replace or reassign any Key Personnel without the prior approval of Motorola. Any replacement of Key Personnel must be with personnel who are equally knowledgeable and capable.

10.  DISPOSITION OF MATERIAL/EQUIPMENT
     ---------------------------------

     Upon completion of this contract, disposition of residual material and equipment shall be accomplished under the direction of Motorola's authorized representatives.

11.  ASSIGNMENT OF LEASE/TERMINATION
     -------------------------------

     Seller shall be responsible for securing the proper lease for the Verification Facility per the attached Statement of Work and shall act in accordance with such lease, unless, upon demand by Motorola, Seller shall assign such lease to Motorola.

12.  EFFECTIVE DATE
     --------------

     This Contract shall be deemed effective as of January 1, 1997.

IN WITNESS WHEREOF, the authorized representatives of the Parties have executed this Contract by signing below.

MOTOROLA, INC.                           Computer Science Innovations, Inc.
By:  /s/ Alex Williams                   By:  /s/ Rodney L. McCormick
     --------------------------               ------------------------------
     Alex Williams                            Rod McCormick
     Strategic Business Manager               Vice President